                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]   Preliminary Proxy Statement   [_]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           DYNACQ INTERNATIONAL, INC.
                           --------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.

      [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)  Title of each class of securities to which transaction applies:
            (2)  Aggregate number of securities to which transaction applies:
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
                 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)  Proposed maximum aggregate value of transaction:
            (5)  Total fee paid:
      [_]   Fee paid previously with preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)  Amount Previously Paid:
            (2)  Form, Schedule or Registration Statement No.:
            (3)  Filing Party:
            (4)  Date Filed:

                           DYNACQ INTERNATIONAL, INC.
                                 4301 VISTA ROAD
                              PASADENA, TEXAS 77504

                               September 24, 2002




To Our Shareholders:


     You are cordially invited to attend the Annual Meeting of Shareholders of Dynacq International, Inc., which will be held on October 22, 2002, beginning at 9:30 a.m., Central Time, at 4301-B Vista, Pasadena, Texas, 77504.

     Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

     It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Sincerely yours,




/s/ Chiu Moon Chan
----------------------------
Chiu Moon Chan
PRESIDENT

                           DYNACQ INTERNATIONAL, INC.
                                 4301 VISTA ROAD
                              PASADENA, TEXAS 77504

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held On October 22, 2002

     The Annual Meeting of Shareholders of Dynacq International, Inc., will be held at 4301-B Vista, Pasadena, Texas, 77504, on October 22, 2002, at 9:30 a.m., Central Time, for the following purposes:

     1. Election of Directors. To elect five directors to the Board of Directors to serve until the 2002 Annual Meeting of Shareholders, or until their respective successors are elected and qualified.

     2. Ratification of Auditors. To ratify the selection of Ernst & Young LLP, as auditors for Dynacq for the fiscal year ending August 31, 2002.

     3. To transact any other business that may properly come before the meeting.

     Shareholders of record at the close of business on August 30, 2002, will be entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,


/s/ Chiu Moon Chan
--------------------------------
Chiu Moon Chan
SECRETARY

Dated:  September 24, 2002

     Please date and sign the enclosed proxy and return it at your earliest convenience in the enclosed envelope so that your shares will be voted if you are not able to attend the Annual Meeting.

                           DYNACQ INTERNATIONAL, INC.

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders

     The Board of Directors of Dynacq International, Inc., a Nevada corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. Our Annual Meeting will be held at 4301-B Vista, Pasadena, Texas, 77504, at 9:30 a.m., Central Time, on October 22, 2002, unless adjourned or postponed. The Board is making this solicitation by mail, and Dynacq will pay all costs associated with this solicitation. This proxy statement and accompanying notice of Annual Meeting and proxy are first being mailed to shareholders on or about September 24, 2002. When you see the terms "we", "our", or "Dynacq", it refers to Dynacq International, Inc. and its subsidiaries.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

     Our common stock is the only type of security entitled to vote at the Annual Meeting. On August 30, 2002, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 14,845,350 shares of common stock outstanding. Each stockholder of record on August 30, 2002 is entitled to one vote for each share of common stock held by the stockholder on such date. Shares of common stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

Quorum Required

     Our Bylaws provide that the holders of 40% of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

     Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the five nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Shareholders may not cumulate votes in the election of directors.

     Proposal 2. Ratification of the appointment of Ernst & Young LLP as our independent public accountants for the fiscal year ending August 31, 2002 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

Proxies

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for election to the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the company at our principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

     We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the company. No additional compensation will be paid to these individuals for any such services.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors currently consists of five members. The Board has nominated for re-election all the current members of the Board. Pursuant to our Bylaws, the members of the Board of Directors serve for one-year terms. The five nominees receiving the highest number of votes cast at the Annual Meeting will be elected. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons, recommended by the Board of Directors, as may be determined by the holders of the proxy.

Director Nominees

     Chiu Moon Chan, age 49, has served as a director and as our President, Secretary, and Chief Executive Officer since July 1992. Mr. Chan is a registered pharmacist and since May 1978 was employed by various health care service organizations in Houston, Texas prior to his affiliation with Dynacq. Mr. Chan earned a Bachelor of Science degree in Pharmacy from the University of Houston.

     Philip Chan, age 51, has served as a director and as our Vice President--Finance, Chief Financial Officer, and Treasurer since July 1992. Mr. Chan earned advanced accounting degrees from the University of Houston and is a CPA in the State of Texas. Prior to his employment with Dynacq, Mr. Chan had previous corporate and outside accounting experience. Philip Chan is not related to Chiu Moon Chan.

     Stephen L. Huber, age 51, has served as a director of Dynacq since July 1992. Mr. Huber is a registered pharmacist and earned a Bachelor of Science degree in Pharmacy from the University of Houston. Since December 1991, Mr. Huber served as the Deputy Division Head for patient care services at the University of Texas M.D. Anderson Cancer Center. Mr. Huber joined M.D. Anderson in 1984 as Assistant Director of Operations. In 1999, Mr. Huber joined Cortex Communications, Inc., a medical education company, as President and Chief Operating Officer. Mr. Huber continues to serve as a research consultant to M.D. Anderson.

     Earl R. Votaw, age 75, has served as a director of Dynacq since July 1992. Mr. Votow earned a Bachelor of Arts degree from the University of the Americas in Mexico City and a certificate of graduation from the Graduate School of Mortgage Banking from Northwestern University of Chicago. Prior to his retirement in December 1993, Mr. Votaw served as a director and as the President and Chief Executive Officer of Capital Bank, a Texas chartered bank located in Houston, Texas, where he still serves as a director.

     Ping S. Chu, age 51, has served as a director of Dynacq since May 2002. Dr. Chu received his Ph.D. degree in chemistry from Massachusetts Institute of Technology before he went to medical school at the University of Miami, Florida. Dr. Chu finished his oncology training at M.D. Anderson Cancer Center in 1989 and has been in solo private practice since completion. Dr. Chu is board certified in internal medicine and medical oncology.

Committees of the Board and Attendance

     The Board of Directors currently has standing Audit and Compensation Committees. The Board of Directors does not have a nominating committee. All nominees for directors are chosen by the entire Board of Directors.

     The Audit Committee is currently comprised of Messrs. Huber, Votaw, and Chu. For the year ended August 31, 2001, the Audit Committee was comprised of Messrs. Huber and Votaw, and held one meeting during such fiscal year. The Audit Committee is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. For further information, see the "Audit Committee Report" following Proposal 2 below.

     The Compensation Committee, comprised of Messrs. Huber and Votaw, held one meeting during our last fiscal year, and recommends compensation levels for our executive officers and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer the plans.

     We held one Board meeting during the last fiscal year. Each director attended at least 75% of all Board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

Compensation of Directors

     Messrs. Chiu Moon Chan and Philip Chan receive compensation only as officers of Dynacq. Mr. Huber receives a consulting fee of $1,000 per month in exchange for consultation services regarding patient care for our in-home infusion therapy and other matters. The consulting agreement with Mr. Huber consists of a verbal understanding between the parties and may be terminated at any time. Mr. Huber received $12,000 in both fiscal 2000 and fiscal 2001.

     The Board of Directors unanimously recommends you vote "FOR" the election of each of the nominees listed above.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of August 5, 2002, 14,831,100 shares of our common stock were outstanding. The following table sets forth, as of August 5, 2002, information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors and the named executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, some shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

     To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. All share numbers reflect two separate two for one stock dividends affected January 2000 and March 2001. Unless otherwise indicated, the business address of the individuals listed is Dynacq International, Inc., 4301 Vista Road, Pasadena, Texas 77504.


                                                                  SHARES BENEFICIALLY OWNED AS OF AUGUST 5, 2002
                                                                  ----------------------------------------------
BENEFICIAL OWNER                                                  NUMBER OF SHARES              PERCENT OF CLASS
-----------------                                                 ----------------              ----------------
Chiu M. Chan                                                        8,430,550(1)                      56.7%

Philip S. Chan                                                        413,606(2)                       2.8%

Stephen L. Huber (3)                                                   20,000(3)                   Less than 1%

Earl R. Votaw (7)                                                      38,300                      Less than 1%

Ping S. Chu                                                           195,024                          1.3%

Sarah C. Garvin                                                        73,867(4)                   Less than 1%

Irvin T. Gregory                                                       51,867(5)                   Less than 1%

All current directors and executive officers as a group              9,223,214(6)                     61.2%
(7 persons)

-------------------

(1) Includes 60,000 shares underlying an option, which vests within 60 days of August 5, 2002.
(2) Includes 80,000 shares underlying options, which vest within 60 days of August 5, 2002.
(3) Consists of an option to purchase 20,000 shares of common stock, which vests within 60 days of August 5, 2002. Mr. Huber's business address is 2015 Seven Maples Drive, Kingwood, Texas 77345.
(4) Includes 60,000 shares underlying an option, which vests within 60 days of August 5, 2002.
(5) Includes 17,466 shares underlying an option, which vests within 60 days of August 5, 2002.
(6) Includes 237,466 shares underlying options, which vest within 60 days of August 5, 2002.
(7)  Mr. Votaw's business address is 10707 Braesridge, Houston, Texas 77071.

                               EXECUTIVE OFFICERS

     Executive officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding our executive officers.


     Name                      Age       Office Held
     ----                      ---       -----------

     Chiu Moon Chan             49       Chairman of the Board of Directors,
                                         Chief Executive Officer, President,
                                         and Secretary

     Philip Chan                51       Director, Vice President--Finance,
                                         Chief Financial Officer, and Treasurer

     Sarah C. Garvin            55       Chief Operating Officer and
                                         Executive Vice President

     Irvin T. Gregory           64       Chief Development Officer and
                                         Executive Vice President

     The biographies of Chiu Moon Chan and Philip Chan are set forth under "Proposal 1 - Election of Directors."

     Sarah C. Garvin has served as vice president/operations and strategic planning from December 2000 and was named chief operating officer and executive vice president in October 2001. Prior to joining Dynacq, Ms. Garvin was a partner in Surgi+Group, Inc., which was acquired by Dynacq. From mid-1993 to June 1996, Ms. Garvin was senior vice president of Surgical Health Corporation and from June 1996 to June 2000 served as chief executive officer of its spin-out subsidiary company, Physician Health Corporation.

     Irvin T. Gregory has served as executive vice president of development and chief development officer since October 2001, and served as vice president of development from December 2000 until October 2001. Since September 2000, Mr. Gregory served as president of Surgi+Group, Inc., which was acquired by Dynacq. From June 1999 until September 2000, Mr. Gregory served as president of Gregory & Associates, Inc., a surgery center consulting business. From May 1997 until April 1999, Mr. Gregory served as president and chief executive officer of Physicians Surgical Care, Inc., a surgery center company. From December 1994 until May 1997, Mr. Gregory served as president and chief executive officer of Amedysis Surgery Center, Inc., a surgery center operator.

Executive Compensation

     The following table contains compensation data for our named executive officers for the year ended August 31, 2001.

                           SUMMARY COMPENSATION TABLE



Name and
Principal Positions           Year               Annual Compensation                  Long Term Compensation
                                                                                              Awards
                                                                                            Securities
                                           Salary ($)            Bonus ($)            Underlying Options (#)
                                           ----------            ---------            ----------------------
Chiu M. Chan,                 2001           180,000                 0                        200,000
President and CEO             2000           152,507               50,000                       --
                              1999            80,000              100,000                       --

Philip S. Chan, CFO           2001           180,000                 0                        220,000
                              2000            97,607               11,000                       --
                              1999            53,300                 0                          --

Sarah C. Garvin, COO          2001           120,000                 0                        200,000

Irvin T. Gregory, CDO         2001           120,000                 0                        200,000


Options, Warrants, and Stock Appreciation Rights

     The following table sets forth information concerning the option issuances to our named executive officers for the fiscal year ended August 31, 2001, in addition, Messrs. Huber and Votaw each received options to purchase 20,000 shares of common stock, each with an exercise price of $4.4375 per share and each expiring in December 2005.

                            OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      Potential Realizable Value at
                                                                                     Assumed Annual Rates of Stock
                                                                                     Price Appreciation for Option
                                        Individual Grants                                       Term (1)

                    Number of         Percent of
                   Securities       Total Options/
                   Underlying        SARs Granted         Exercise or
                  Options/SARs       to Employees         Base Price     Expiration
Name               Granted (#)      in Fiscal Year          ($/Sh)          Date         5%($)          10%($)
-----             ------------      ---------------       -----------    -----------     -----          ------
Chiu M. Chan         200,000              22%               4.4375         12/5/05      245,200        541,820
Philip S. Chan       220,000             24.5%              4.4375         12/5/05      269,720        596,002
Sarah C. Garvin      200,000              22%               4.4375         12/5/05      245,200        541,820
Irvin T. Gregory     200,000              22%               4.4375         12/5/05      245,200        541,820

---------

(1) The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the SEC and do not represent our estimate or projection of the future trading prices of our common stock. We can provide no assurance that any of the values reflected in this table will be achieved.

     Each of the above 200,000 share option grants were made in December 2000, and vest as follows: (a) 60,000 shares in December 2001, (b) 60,000 shares in December 2002, and (c) 80,000 shares in December 2003. Mr. Philip Chan has an additional option grant for 20,000 shares that vests in December 2001.

     The following table sets forth information concerning option exercises during the fiscal year ended August 31, 2001 and option holdings as of August 31, 2001 with respect to our named executive officers.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES



                                                           Number of Securities           Value of Unexercised
                       Shares Acquired      Value         Underlying Unexercised              In-the-Money
Name                   on Exercise (#)   Realized ($)     Options at FY-End (#)           Options at FY-End ($)
----                   ---------------   ------------     ---------------------           ---------------------
                                                       Exercisable   Unexercisable   Exercisable   Unexercisable (1)
Chiu M. Chan                  --              --           --           200,000           --           2,142,500
Philip S. Chan             333,606        5,679,558(2)     --           220,000           --           2,356,750
Sarah C. Garvin               --              --           --           200,000           --           2,142,500
Irvin T. Gregory              --              --           --           200,000           --           2,142,500

----------

(1) Based on the fair market value of our common stock on August 31, 2001 of $15.15 per share less the exercise price payable for such shares.

(2) Based on the fair market value of our common stock on the respective dates of exercise less the exercise price payable for such shares.

Employment Contracts and Change-In-Control Arrangements

     Ms. Garvin entered into a three-year employment agreement with Dynacq in December 2000, which provides for a base salary of $120,000. Ms. Garvin receives an expense allowance and an automobile allowance. Ms. Garvin's compensation included an option to purchase 200,000 shares of common stock at an exercise price of $4.4375 per share (on a post stock dividend basis), vesting as follows:
(a) 60,000 shares in December 2001, (b) 60,000 shares in December 2002, and (c) 80,000 shares in December 2003. All vesting will accelerate if Ms. Garvin is terminated without cause, or if a change of control occurs to Dynacq. In addition, if Ms. Garvin is terminated without cause, she will receive a severance payment of $60,000. Upon termination of the employment agreement, Dynacq has the option of exercising a non-compete provision, which will prevent Ms. Garvin from competing with the Company for a period of two years, in exchange for payment, on a monthly basis, of Ms. Garvin's base salary on termination for the non-compete period. Mr. Gregory entered into a three-year employment agreement with Dynacq in December 2000 on the same terms and conditions as Ms. Garvin. Our 2000 Stock Option Plan provides for accelerated vesting of the shares of common stock subject to outstanding options in connection with certain changes in control of Dynacq.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended August 31, 2001; except Ms. Garvin and Mr. Gregory did not timely file their Form 3s.

              PROPOSAL 2 - RATIFY THE ELECTION OF ERNST & YOUNG LLP

     The Board of Directors would like the shareholders to ratify the appointment of Ernst & Young LLP, as independent auditors for Dynacq for the fiscal year ending August 31, 2002. The engagement of Ernst & Young LLP, for audit services has been approved by the Board of Directors. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     In the event the shareholders do not ratify the appointment of Ernst & Young LLP, as independent auditors for the fiscal year ending August 31, 2002, the Audit Committee will consider the adverse vote as direction to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the current fiscal year will be permitted to stand unless the Audit Committee finds other good reason for making a change.

     On May 30, 2002, we dismissed KenWood & Associates, PC ("KenWood") as our independent public accountants, which audited our financial statements for the fiscal year ended August 31, 2001.

     KenWood's reports on our consolidated financial statements for each of the fiscal years ended August 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended August 31, 2001 and 2000 and through the date hereof, there were no disagreements with KenWood on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to KenWood's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     During the years ended August 31, 2001 and 2000 and through the date of our hiring of Ernst & Young, we did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees

     The aggregate fees billed by KenWood for professional services rendered for the audit of our annual financial statements for the fiscal year ended August 31, 2001, and for the reviews of the financial statements included in our quarterly reports for that fiscal year were $58,073.

Financial Information Systems Design and Implementation Fees

     KenWood rendered no professional services to us for information technology services relating to financial information systems design and implementation for the fiscal year ended August 31, 2001.

All Other Fees

     KenWood rendered no other services other than the services described above under "Audit Fees," for the fiscal year ended August 31, 2001.

     The Board of Directors unanimously recommends you vote "FOR" the ratification of the appointment of Ernst & Young LLP, as independent auditors for the fiscal year ending August 31, 2002.

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the company's independent accountants. The Audit Committee is currently comprised of Messrs. Huber, Votaw, and Chu. All members are independent directors, as defined by the National Association of Securities Dealers' listing standards. Messrs. Huber and Votaw comprised the Audit Committee for the year ended August 31, 2001, as Dr. Chu joined the committee in May 2002.

     Management is responsible for the company's internal controls. The independent auditors for the company, for the fiscal year ended August 31, 2001, KenWood & Associates, P.C. ("KenWood"), was responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by KenWood.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and KenWood, nor can the Audit Committee certify that KenWood is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.

     In this context, the Audit Committee met and held discussions with management and KenWood. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and KenWood. The Audit Committee discussed with KenWood matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     KenWood also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KenWood their independence.

     Based upon the Audit Committee's discussion with management and KenWood and the Audit Committee's review of the representations of management and the report of KenWood to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the Dynacq International, Inc. Annual Report on Form 10-KSB for the year ended August 31, 2001 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Dynacq International, Inc.:

Stephen L. Huber and Earl R. Votaw

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our Compensation Committee for the fiscal year ended August 31, 2001 consisted of Earl Votaw and Stephen Huber. Mr. Huber received fees of $12,000 for such fiscal year for certain consulting services performed for Dynacq. None of our executive officers or Board members served on a compensation committee for any other company.

Report of the Compensation Committee

Overview

     The Compensation Committee of the Board of Directors supervises our executive compensation. We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information.

     We seek to provide an overall level of compensation to our executives that are competitive within our industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it. In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

     Base salary levels for our executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within our industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

     We provide long-term incentive compensation through our stock option plan. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

Chief Executive Officer Compensation

     Mr. Chiu Chan was elected to the position of chief executive officer in 1992. Mr. Chan's salary was increased from $152,507 to $180,000 during the fiscal year ended August 31, 2001. Mr. Chan received no bonus during such fiscal year. Mr. Chan received a common stock option grant of 200,000 in December 2000 vesting over a three-year period. The option has an exercise price of $4.4375 (on a post-dividend basis), which was the market price on the date of grant and expires in December 2005.

     The overall goal of the Compensation Committee is to insure that compensation policies are established that are consistent with our strategic business objectives and that provide incentives for the attainment of those objectives. This is affected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership.

The Compensation Committee:  Earl Votaw and Stephen Huber

Stock Price Performance Graph

     This section includes a line graph comparing the cumulative total stockholder return on: our common stock against the cumulative total return of the Russell 3000 Index and the specialty hospitals peer group ("Peer Group") for the period of five fiscal years commencing August 30, 1996 and ending August 31, 2001. The graph and table assume that $100 was invested on August 30, 1996 in each of our common stock, the Russell 3000 Index and the Peer Group, and that all dividends were reinvested. Our Peer Group consists of companies that we believe are engaged in the same or similar business as Dynacq. The comparisons shown in the graph below are based upon historical data. The stock price performance shown in the graph below is not necessarily indicative of, nor intended to forecast, the potential future performance of our common stock.



                              [CHART APPEARS HERE]



                                                   Cumulative Total Return
                              ----------------------------------------------------------------
                              8/30/1996  8/29/1997  8/31/1998  8/31/1999  8/31/2000  8/31/2001
                              ---------  ---------  ---------  ---------  ---------  ---------
Dynacq International, Inc.     100.00      61.11      52.78      178.48     397.24    1346.67
Peer Group                     100.00     129.68      92.43       48.46     172.52     189.73
Russell 3000                   100.00     138.37     143.22      196.16     233.75     174.29

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our proxy statement and form of proxy for our next annual meeting must be received no later than 120 days from the estimated mail-out date for the proxy statement for our next annual meeting, which is scheduled for February 2003. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by no later than 45 days from the estimated mail-out date for the proxy statement for our next annual meeting, which is scheduled for February 2003. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

                                  ANNUAL REPORT

     We have provided a copy of our Annual Report on Form 10-KSB with this proxy statement. We will provide exhibits to the Annual Report on Form 10-KSB upon payment of the reasonable expenses incurred by us in furnishing these exhibits. Please send any such requests to Dynacq International, Inc., 4301 Vista, Pasadena, Texas 77504, Attention: Corporate Secretary.

                                  OTHER MATTERS

     The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

                                        By Order of the Board of Directors


                                        /s/ Chiu Moon Chan
                                        ------------------------------------
                                        CHIU MOON CHAN, Chief Executive Officer
                                        and President


September 24, 2002
Pasadena, Texas

Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Thank you for your attention to this matter. Your prompt response will greatly facilitate arrangements for the Annual Meeting.

Proxy

                           DYNACQ INTERNATIONAL, INC.

           This Proxy is solicited on behalf of the Board of Directors of Dynacq International, Inc. for the Annual Meeting of Shareholders
                         to be held on October 22, 2002

The undersigned shareholder of Dynacq International, Inc. (the "Company") hereby appoints Chiu Moon Chan or Philip Chan, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all the shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 4301-B Vista, Pasadena, Texas, 77504, on October 22, 2002 at 9:30 a.m. Central time, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE

1.       Election of Directors.  The election of the nominees  listed      For All      Withheld for All
below to  serve  on the  Board of  Directors  until  the next  Annual
Meeting of  Shareholders  or until their  respective  successors  are
duly elected and qualified.                                                [_]          [_]

Chiu Moon Chan,  Philip Chan,  Stephen L. Huber,  Earl R. Votaw,  and      For all nominees except:
Ping S. Chu.

                                                                           -------------------------------------
                                                                           (write nominee(s) name)
2.       To  ratify  the  appointment  of  Ernst &  Young  LLP as the      For          Against       Abstain
Company's  independent  accountants for the fiscal year ending August
31, 2002.                                                                  [_]          [_]           [_]



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.

DATED:
      ---------------------------            ----------------------------------
                                             [Signature]

                                             ----------------------------------
                                             [Signature if jointly held]

                                             ----------------------------------
                                             [Printed Name]

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.